Exhibit 99.1

1 March 5, 2020

Forward - Looking Statements This presentation includes "forward - looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Butterfly Network, Inc.’s (the “Company”) actual results may differ from its expectations, estimates, and projections and, consequently, you sho uld not rely on these forward - looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," " cou ld," "should," "believes," "predicts," "potential," "continue," and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward - looking statements. Th ese forward - looking statements include, without limitation, the Company’s expectations with respect to financial results, future performance, development of products and services, potential re gulatory approvals, anticipated financial impacts and other effects of the Company’s business combination on its business, and the size and potential growth of current or future markets for its pr oducts and services. These forward - looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forw ard - looking statements. Most of these factors are outside the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the impact of COV ID - 19 on the Company’s business; the ability to maintain the listing of the Company’s Class A common stock on the New York Stock Exchange; the ability to recognize the anticipated benefits of the b usi ness combination, which may be affected by, among other things, competition and the Company’s ability to grow and manage growth profitably and retain its key employees; changes in a ppl icable laws or regulations; the Company’s ability to raise financing in the future; the success, cost and timing of the Company’s product and service development activities; the potential attrib ute s and benefits of the Company’s products and services; the Company’s ability to obtain and maintain regulatory approval for its products, and any related restrictions and limitations o f a ny approved product; the Company’s ability to identify, in - license or acquire additional technology; the Company’s ability to maintain its existing license, manufacture, supply and distribution a gre ements; the Company’s ability to compete with other companies currently marketing or engaged in the development of products and services that the Company is currently marketing or develop ing ; the size and growth potential of the markets for the Company’s products and services, and its ability to serve those markets, either alone or in partnership with others; the pricing of the Co mpany’s products and services and reimbursement for medical procedures conducted using its products and services; the Company’s estimates regarding expenses, revenue, capital requiremen ts and needs for additional financing; the Company’s financial performance; and other risks and uncertainties indicated from time to time in the Company’s filings with the Securities and E xch ange Commission. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions you not to place undue reliance upon any forward - looking statements, which speak only as of the date of this presentation. The Company does not undertake or accept any obligation or undertake to release publicly any updates or revisions to any forward - looking statements t o reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based. 2

Butterfly™
The New Image of Health

Vision	Overview	Technology	Clinical	Financials



Dr. Jonathan M. Rothberg, Ph.D

Founder & Chairman of the Board

ion torrent
CuraGen Corporation
RainDance Technologies



Dr. Todd Fruchterman, M.D., Ph.D

President & Chief Executive Officer

3M
Johnson & Johnson



Gioel Molinari

EVP, Chief Product Officer

BRIDGEWATER
Bloomberg
Carnegie Mellon University



Dr. John Martin, M.D.

Chief Medical Officer

Anne Arundel Medical Center
Parkland



Stephanie Fielding

Chief Financial Officer

amazon
UGI Corporation
Macquarie
Columbia Business School

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Driven by the Vision of an Innovative Founder

Dr. Jonathan Rothberg PhD, Founder and Chairman, has dedicated his career to enabling breakthrough technologies to revolutionize healthcare.



ion torrent



2000-2011

Dr. Jonathan Rothberg invents next-gen DNA sequencing & wins Presidential Medal of Tech & Innovation


The New York Times
Hope in the palm of a hand

2011-2020

4Catalyzer and **Butterfly Network** are founded


HYPERFINE

TODAY

7 C-Corps (4 Catalyzer)

>$750M raised

4

of diagnostic dilemmas can be addressed through simple imaging 2 Our Mission is to Democratize Medical Imaging Improving healthcare access and delivery is critical. 5 of the world has no access to medical imaging 1 1. Per World Health Organization applied to current world population 2. https:// www.paho.org / hq / index.php?option = com_content&view = article&id =7410:2012 - dia - radiografia - dos - tercios - poblacion - mundial - no - tiene - acceso - diagnostico - imagen&Itemid=1926&lang= en

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Confidential — Not for Distribution äĊ˜ÔĈõƋZßÆÔõ INNOVATION TRANSFORMATION IMPACT Highly differentiated proprietary hardware and software ultrasound technology that provides important diagnostic information at the point of care. By integrating the Butterfly solution into clinical workflow across a variety of care settings, providers can make more informed decisions earlier in a patient’s care journey , reducing overall cost of care. Butterfly seeks to drive a fundamental change in healthcare by driving better health outcomes to ultimately deliver on the promise of value - based care and global health equity. 7

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© 2020 Butterfly Network, Inc. Connected Solution A Disruptive Fusion of Hardware and Software Sold in over 20 countries with FDA clearance and CE - Mark. Powered by Ultrasound - on - Chip ǉ 10 Clinical Data (GX &RQWHQW

Semiconductor-Based Technology Designed to Reinvent Ultrasound

Semiconductors revolutionized the consumer imaging market twenty years ago and we expect it will revolutionize medical imaging for the coming decades.

Revolution in Photography





	1990	2020
Images Captured[1]	57 billion	1.4 trillion
Time to Develop (per image)	One hour	Instant
Cost (for total)	$22 billion[2]	Cost of a Smartphone
Ability to Share?	No	Yes

Revolution in Ultrasound Imaging





	Past Decade	iQ & Forward
Portability	Shared institutional device	Personal use model
Miniaturization potential	None	Wearables and other form factors possible
Cost (for total)	$45-60k	$2k
Connectivity	Physical Media	Native Integration

1. See "How Many Photos Will Be Taken in 2020?" (January 10, 2020), https://focus.mylio.com/tech-today/how-many-photos-will-be-taken-in-2020, and "How Many Photos Have Ever Been Taken?" (March 10, 2012), https://fstoppers.com/other/stats-how-many-photos-have-ever-been-taken-5173#:~:text=Approximately 3.5 trillion photos have,were taken throughout the 1800s."
2. Implied using the 2020 cost of a roll of film ($4.33) and the 2020 cost to develop a roll of film ($5.00). Assumes 24 images per roll of film

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Semiconductor-based Ultrasound Introduces a New Era of Imaging

Ultrasound-on-Chip™ is a proprietary, patented technological breakthrough.

Ultrasound-on-Chip™



Butterfly MEMS transducer™
Speaker
Microphone
Butterfly CMOS™
Control Electronics
Signal Processing

Transducer-on-CMOS™
Replaces 64 hard-wired crystals with 9,000 programmable transducers directly integrated with all the electronics of a traditional ultrasound cart.

	Traditional Handheld	Butterfly
# of probes for whole-body imaging	2-3 probe	1 probe
Typical one-probe performance	1-4MHz 7-10MHz	1-10MHz
Typical number of elements/transducer	64-128 Elements	9000 Elements
Typical imaging capability	2D	2D, 3D visualization
Signal Processing	64 Channel	1024 channel
Manufacturing technology	Piezoelectric crystals	Scalable semiconductor manufacturing
Form Factor	Probe only	Multiple form factors including wearables[1]

1. Subject to appropriate regulatory authorizations

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A Complete Imaging Ecosystem with Butterfly An all - in - one proprietary ultrasound solution to transform care delivery with over 200 patents issued .

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Butterfly is Working to Realize the Full Potential of POCUS Breaking through the barriers of conventional ultrasound systems. Ultrasound usage today has been constrained by high upfront system cost, limited access, and suboptimal convenience. 15 Versatility SÆÔß€ª¹ªċ Affordability eØ€ª¹ªċ

16 16 Evolution of POCUS in Emergency Medicine The growth of EMED acts as a model for other specialties.

Better Decisions Lead to Value Creation

Research released regularly to support value across healthcare system.

JN
JAMA Network

Time to Add a Fifth Pillar to Bedside Physical Examination

Annals *of* Emergency Medicine
An International Journal

Lung ultrasound for the diagnosis of SARS-CoV-2 Pneumonia in the Emergency Department

thebmj

Use and impact of point-of-care ultrasonography in general practice: a prospective observational study

AHJ
American Heart Journal

A randomized controlled trial of lung ultrasound-guided therapy in heart failure

The NEW ENGLAND JOURNAL *of* MEDICINE

Venous Thrombosis during Spaceflight

Annals *of* Emergency Medicine
An International Journal

Chest X-ray for the Diagnosis of COVID-19 Pneumonia

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The Potential of POCUS with Butterfly Disrupting the $8 billion global ultrasound market by expanding access to care in new care settings. Imaging Centers ,ÆØÑªß€¹ Niche Doctor Offices &äßäÔ˜Ƌ ôÑ€ÀØªÆÀƋ Æ¢Ƌ €Ô˜Ƌ Z˜ĊªÀ£Ø Pre - Hospital Home Veterinary Dialysis Centers ASCs eÔ£˜ÀßƋ €Ô˜ Long - term Care ¿˜Ô£ªÀ£Ƌ A€Ô·˜ßØ Traditional Scan Settings Primary Care Hospitalists Orthopedics Cardiology BäÔØ˜Ƌ SÔ€ŽĉĉÆÀ˜ÔØ Nursing ďĖ Expanded Care Settings New users adopting POCUS

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Disrupting a Large and Expanding Total Addressable Market

Focus on expansion into new settings beyond legacy ultrasound market with large addressable populations.



40M+ Global Healthcare Practitioners
Addressable Populations
Medical Doctors
~12M [1]
3M+ Initial Target [2]
Nursing and Midwives
28M+ [3]
5M+ Initial Target [4]
>100M Chronic Patients in the US Alone [5]
25M+ Urinary Incontinence
5M+ Chronic Heart Failure (CHF)
~0.5M Dialysis
Time

Sources:

1. Per WHO World Health Report Global Medical Doctors
2. Comprised of Anesthesiologists, Primary Care Physicians, Medical Schools, Emergency Medicine, Hospital Medicine, Musculoskeletal, and Urology Healthcare Practitioners in core geographies where the company is pursuing commercial efforts
3. Per WHO World Health Report Global Nurses and Midwives
4. Comprised of 1/3 of nurses and midwives in core geographies where the company is pursuing commercial efforts
6. Per CDC 2009 Power of Prevention, in 2005 133M Americans had at least one chronic illness. Per the Lancet, by 2020 157M US citizens were predicted to have more than one chronic condition, with an estimated 81M having multiple conditions

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Confidential — Not for Distribution Attractive Economic Characteristics to Drive Growth , ;`,vƋ&.B B . ;Z FOCUSED INVESTMENT Z`VHB'Ƌ Z,ƋSHZ.`.HB Significant and sustainable revenue growth with improving gross margins. Focused near - term investments to build scale and drive growth. A strong balance sheet supporting the initial investment phas e. 21

Robust Revenue Growth with Roadmap to Compelling Margin Buying patterns will tend to weigh revenue toward Q4. ĐĐ 2020 Ǝ Ē ē 2021 Revenue ($ in millions) $78 2022 $137 ĐĎĐđ $235 ĐĎĐĒ $334 >70% 2020 2021 2022 ĐĎĐđ 2024 'ÔÆØØ Ƌ A€Ô£ªÀ 43% 51% 60% 68% N/A

ZßÔ€ß˜£õƋÆ¢Ƌ V€Ñª”Ƌ'ÔÆïß¨Ƌß¨ÔÆä£¨Ƌ.Àî˜Øß¿˜ÀßƋªÀƋß¨˜Ƌ äØªÀ˜ØØ B˜Ċ˜”ƋƎ ēĒĎ AAƋ¢ÔÆ¿ƋZS Ƌ€À”ƋS.S ƋªÀî˜Øß¿˜ÀßØƋßÆƋ¢˜˜”Ƌ£ÔÆïß¨Ű 23 Æ¿¿˜ÔŽª€¹ªú€ĉÆÀ Innovation Organizational Capabilities Rapidly scale go - to - market approach to reach and engage customers. Accelerate product development across clinical software, enterprise workflow integration, and hardware platform to meet the needs of the expanding user s and care venues. Hire top talent for key roles to enable scale across the entire organization.

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